Exhibit 10.01

EXECUTION VERSION

AMENDMENT NO. 12 TO
AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT NO. 12 TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of August 31, 2016 (this “Amendment”), amends that certain AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT dated as of July 9, 2008 (as amended by Amendment No. 1 to Amended and Restated Receivables Purchase Agreement dated as of September 15, 2008, Amendment No. 2 to Amended and Restated Receivables Purchase Agreement dated as of February 18, 2009, Amendment No. 3 to Amended and Restated Receivables Purchase Agreement dated as of July 8, 2009, Amendment No. 4 to Amended and Restated Receivables Purchase Agreement dated as of January 29, 2010, Amendment No. 5 to Amended and Restated Receivables Purchase Agreement dated as of July 7, 2010, Omnibus Amendment (Amendment No. 1 to Second Amended and Restated Receivables Purchase and Sale Agreement and Amendment No. 6 to Amended and Restated Receivables Purchase Agreement and Partial Release) dated as of January 31, 2011, Amendment No. 7 to Amended and Restated Receivables Purchase Agreement dated as of July 6, 2011, Amendment No. 8 to Amended and Restated Receivables Purchase Agreement dated as of April 30, 2012, Amendment No. 9 to Amended and Restated Receivables Purchase Agreement dated as of August 1, 2013, Amendment No. 10 to Amended and Restated Receivables Purchase Agreement dated as of August 29, 2014, Letter Agreement dated as of March 16, 2015, Amendment No. 11 to Amended and Restated Receivables Purchase Agreement dated as of July 8, 2015 (as so amended, the “Existing Agreement”, and the Existing Agreement, as amended hereby and as it may be further amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), by and among EASTMAN CHEMICAL FINANCIAL CORPORATION, a Delaware corporation, as Seller (in such capacity, the “Seller”) and as initial Servicer (in such capacity, the “Initial Servicer”), VICTORY RECEIVABLES CORPORATION (“Victory”), and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH as a Victory Liquidity Bank (in such capacity, the “Victory Liquidity Bank”), Victory Agent (in such capacity, the “Victory Agent”) and as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Agreement.
Recitals:
WHEREAS, the parties hereto are party to the Agreement, pursuant to which, from time to time during the term thereof, the Seller may transfer and assign Receivable Interests to the Administrative Agent for the benefit of the Purchasers, in each case, on the terms and conditions set forth in the Agreement; and
WHEREAS, the parties hereto wish to amend the Agreement as further provided herein.
NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

SECTION 1.	Amendment.

(a)	Each reference to “the Originator” or “Originator” in the Existing Agreement is hereby amended to read as “each Originator” or “any Originator”, as applicable.

Exhibit 10.01

(b)	Section 5.1(l) of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

Actions, Suits. Except as set forth in the most recent Annual Report of Eastman Chemical Company on Form 10-K or in any document filed pursuant to Section 13(a), 14 or 15 of the Securities and Exchange Act of 1934 or in the financial statements delivered to the Administrative Agent and the Co-Agents from time to time, there are no actions, suits or proceedings pending, or to the best of such Seller Party’s knowledge, threatened, against or affecting such Seller Party, or any of the properties of such Seller Party, in or before any court, arbitrator or other body, which are reasonably likely to have a Material Adverse Effect of the types described in clauses (i)-(v) of the definition of “Material Adverse Effect.” Such Seller Party is not in default with respect to any order of any court, arbitrator or governmental or regulatory body.

(c)	Section 5.1(o) of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

Ownership of the Seller. Eastman Chemical Company owns, directly or indirectly, 100% of the issued and outstanding capital stock of the Seller, free and clear of any Adverse Claim. Such capital stock is validly issued, fully paid and nonassessable, and there are no options, warrants or other rights to acquire securities of the Seller.

(d)	Section 7.1(k)(ix) of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

prepare financial statements that are separate from those of any Originator and insure that any consolidated financial statements of any Originator or any Affiliate thereof that include the Seller have detailed notes clearly stating that the Seller is a separate corporate entity and that its assets will be available first and foremost to satisfy the claims of the creditors of the Seller;

(e)	Section 7.1(k)(xii) of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

take such other actions as are necessary on its part to ensure that the facts and assumptions set forth in the opinion issued by Jones Day, as counsel for the Seller, in connection with Amendment No. 12 dated as of August 31, 2016 to this Agreement and relating to substantive consolidation issues, and in the certificates accompanying such opinion, remain true and correct in all material respects at all times.

(f)	Section 8.2(d) of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

The Servicer shall hold in trust for the Seller and the Purchasers, in accordance with their respective interests in the Receivables, all Records that evidence or relate to the Receivables, the related Invoices and Related Security or that are otherwise necessary to collect the Receivables and shall, as soon as practicable upon demand of the Administrative Agent at the direction of the Co-Agents, deliver or make available to the Administrative Agent all such Records, (x) if such demand is made at any time prior to the replacement of Eastman Chemical Financial Corporation as Servicer hereunder, at the chief executive office of Eastman Chemical Company and (y) if such demand is made at any time after the replacement of Eastman Chemical Financial Corporation as Servicer hereunder, to such location as the Administrative Agent may designate in writing. The Servicer shall, as soon as practicable following receipt thereof, turn over to the Seller (i) that portion of Collections of Receivables representing the Seller’s undivided fractional ownership or security interest therein, and (ii) any cash collections or other cash proceeds received with respect to indebtedness not constituting Receivables. The Servicer shall, from time to time at the request of any Purchaser, furnish to the Purchasers (promptly after any such request) a calculation of the amounts set aside for the Purchasers pursuant to Section 3.3.

Exhibit 10.01

(g)	The address for notices in Seller’s signature page to the Existing Agreement is hereby amended and restated in its entirety to read as follows:

Address for Notices:

Attention:
Telephone:
Fax:
E-mail:

(h)	The address for notices in Victory’s signature page to the Existing Agreement is hereby amended and restated in its entirety to read as follows:

Address for Notices:

Attention:
Telephone:
Fax:
Email:

(i)	The definition of “Change of Control” in Exhibit I to the Existing Agreement is hereby amended and restated in its entirety to read as follows:

“Change of Control” means:
(a)    a change in control of Eastman Chemical Company of a nature that would be required to be reported (assuming such event has not been previously reported) in response to Item 1(a) of the Current Report on Form 8-K, pursuant to Section 13 or 15(d) of the Exchange Act; provided that, without limitation, a Change in Control shall be deemed to have occurred at such time as (i) any “person” within the meaning of Section 14(d) of the Exchange Act, other than Eastman Chemical Company, a Subsidiary of Eastman Chemical Company, or any employee benefit plan(s) sponsored by Eastman Chemical Company or any Subsidiary of Eastman Chemical Company, is or has become the “beneficial owner,” as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of 30% or more of the combined voting power of the outstanding securities of Eastman Chemical Company ordinarily having the right to vote at the election of directors, or (ii) individuals who constituted the Board of Directors of Eastman Chemical Company on the date of this Agreement (the “Incumbent Board”) have ceased for any reason to constitute at least a majority thereof; provided further that any person becoming a director subsequent to the date of this Agreement whose election, or nomination for election by Eastman Chemical Company’s shareholders, was approved by a vote of at least a majority of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of Eastman Chemical Company in which such person is named as a nominee for director without objection to such nomination) shall be, for purposes of this definition, considered as though such person were a member of the Incumbent Board; or
(b)    Eastman Chemical Company shall cease to own directly, free and clear of all Adverse Claims, all of the outstanding shares of voting stock of the Seller on a fully-diluted basis; or

Exhibit 10.01

(c)    Eastman Chemical Company shall cease to own directly or indirectly, free and clear of all Adverse Claims, all of the outstanding shares of voting stock or partnership interests, as applicable, of Solutia Inc. and Flexsys America L.P. on a fully-diluted basis.

(j)	The definition of “Co-Agents’ Fee Letter” in Exhibit I to the Existing Agreement is hereby amended and restated in its entirety to read as follows:

“Co-Agents’ Fee Letter” means that certain Fourth Amended and Restated Co-Agents’ Fee Letter dated as of August 31, 2016 between the Seller and BTMU, as amended, restated and/or otherwise modified from time to time.

(k)	Section (a) of the definition of “Concentration Limit” in Exhibit I to the Existing Agreement is hereby amended and restated in its entirety to read as follows:

for all Receivables that require payment (i) within 66-90 days after the original invoice date therefor, an amount equal to 15% of the aggregate Outstanding Balance of all Eligible Receivables at such time, and (ii) within 91-120 days after the original invoice date therefor, an amount equal to 5% of the aggregate Outstanding Balance of all Eligible Receivables at such time;

(l)	The definition of “Credit Agreement” in Exhibit I to the Existing Agreement is hereby amended and restated in its entirety to read as follows:

“Credit Agreement” means that certain Second Amended and Restated Five-Year Credit Agreement dated as of October 9, 2014 by and among Eastman Chemical Company, the lenders and issuing banks from time to time party thereto, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as joint lead arrangers, JPMorgan Chase Bank, N.A., as syndication agent, Bank of America, N.A., Barclays Bank PLC, The Royal Bank of Scotland PLC and Wells Fargo Bank, National Association, as documentation agents, and Citibank, N.A., as administrative agent thereunder, as the same may be amended, restated or otherwise modified or replaced from time to time.

(m)	The definition of “Existing Concentration Account” in Exhibit I to the Existing Agreement is hereby amended and restated in its entirety to read as follows:

“Existing Concentration Account” means Eastman Chemical Company’s account no [ ], or any account established in substitution therefor upon not less than fifteen (15) Business Days’ prior written notice to the Administrative Agent, accompanied by any necessary amendments to Collection Agreements which reference funds being swept or transferred each Business Day from Collection Accounts into such existing concentration account.

(n)	The definition of “LIBOR” in Exhibit I to the Existing Agreement is hereby amended by inserting the following sentence at the end thereof:

Notwithstanding the foregoing, in no event shall LIBOR be less than zero.

(o)	The definition of “Liquidity Termination Date” in Exhibit I to the Existing Agreement is hereby amended and restated in its entirety to read as follows:

“Liquidity Termination Date” means April 29, 2019.

(p)	The definition of “Originator” in Exhibit I to the Existing Agreement is hereby amended and restated in its entirety to read as follows:

“Originator” means each of Eastman Chemical Company, a Delaware corporation, Solutia Inc., a Delaware corporation, and Flexsys America L.P., a Delaware limited partnership.

Exhibit 10.01

(q)	The definition of “Performance Indemnitor” in Exhibit I to the Existing Agreement is hereby amended and restated in its entirety to read as follows:

“Performance Indemnitor” means Eastman Chemical Company.

(r)	The definition of “Performance Indemnity” in Exhibit I to the Existing Agreement is hereby amended and restated in its entirety to read as follows:

“Performance Indemnity” means an Amended and Restated Performance Indemnity in the form of Exhibit VIII hereto, duly executed by the Performance Indemnitor in favor of the Administrative Agent and the Purchasers, as amended, restated, supplemented or otherwise modified from time to time, in each case with the consent of the Administrative Agent.

(s)	The definition of “Sale Agreement” in Exhibit I to the Existing Agreement is hereby amended and restated in its entirety to read as follows:

“Sale Agreement” means that certain Third Amended and Restated Receivables Purchase and Sale Agreement dated as of August 31, 2016, by and between each Originator, as seller, and the Seller, as buyer, as the same may be further amended, restated and/or otherwise modified from time to time in accordance with the terms thereof and hereof.

(t)	Exhibit III to the Existing Agreement is hereby deleted and replaced with Exhibit III hereto.

SECTION 2.	Representations and Warranties.

As of the date hereof, the Seller makes, for the benefit of the Administrative Agent for the benefit of the Purchasers, the following representations and warranties: (i) each of the representations and warranties set forth in Section 5.1 of the Agreement (in each case, as each such representation and warranty has been amended hereby), (ii) the Seller has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Amendment (and the Agreement as amended by this Amendment), (iii) the Seller has taken all necessary corporate action to authorize its execution, delivery and performance of this Amendment (and the Agreement as amended by this Amendment), and (iv) the Seller has duly executed and delivered this Amendment, and each of this Amendment (and the Agreement as amended by this Amendment) constitutes the Seller’s legal, valid and binding obligation, enforceable in accordance with the terms of each such document, except as enforcement thereof may be subject to (x) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (y) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

SECTION 3.	Consent.

Pursuant to Section 7.2(f) of the Agreement, the Administrative Agent hereby consents to execution by the Seller of the Third Amended and Restated Receivables Purchase and Sale Agreement, dated as of the date hereof, by and among Eastman Chemical Company, Solutia Inc., Flexsys America L.P. and the Seller.

SECTION 4.	Miscellaneous.

(a)
Costs and Expenses. Seller agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto.

(b)
Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties hereto on separate counterparts; each such counterpart shall be deemed an original and all of such counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile or electronic copy of an executed counterpart of this Amendment shall be effective as an original for all purposes.

Exhibit 10.01

(c)
Effect; Transaction Document. Upon (i) the execution and delivery of this Amendment, (ii) payment by Seller to the Victory Agent of all amounts payable under the Fourth Amended and Restated Co-Agents’ Fee Letter entered into on the date hereof in connection herewith, and (iii) the execution and/or delivery of each other document listed on the closing checklist attached hereto as Schedule I in form and substance satisfactory to the Administrative Agent, the Agreement shall be and be deemed to be amended as set forth in this Amendment. All of the provisions of the Agreement shall remain in full force and effect as so amended. This Amendment shall be deemed to be a Transaction Document for all purposes (including, without limitation, for the purposes of each of the representations and warranties in Section 5.1 of the Agreement).

(d)
Governing Law. This Amendment shall be governed by and construed in accordance with the Laws of the State of New York without regard to the principles of conflicts of law thereof (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

(e)
Consent to Jurisdiction. Any litigation based hereon, or arising out of, under or in connection with this Amendment may be brought and maintained in the courts of the State of New York sitting in New York County, New York or in the United States district court for the Southern District of New York.

(f)
WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AMENDMENT OR ANY APPLICATION, INSTRUMENT, DOCUMENT, AMENDMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AMENDMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

[Signature page follows]

Exhibit 10.01

IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned, duly authorized officers on the date first above written:
EASTMAN CHEMICAL FINANCIAL CORPORATION,
as Seller and as Initial Servicer

By:
Name:
Title:

Exhibit 10.01

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH,
as Victory Agent and as Administrative Agent

By:
Name:
Title:

Exhibit 10.01

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH,
as a Victory Liquidity Bank

By:
Name:
Title:

Exhibit 10.01

SCHEDULE I
Closing Checklist
Attached.